SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported)  June 30, 2000


                            FINE AIR SERVICES CORP.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)



             333-59359                                    65-0838357
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      (Commission File Number)                 (IRS Employer Identification No.)

                     2261 N.W. 67th Avenue
                     Building 700
                     Miami, Florida                                        33122
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               (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (305) 871-6606
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          (Former name or former address, if changed since last report)



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Item 5.     Other Events

         On June 30, 2000, Fine Air Services Corp. entered into a Restructuring Agreement with the holders of its 9-7/8% Senior Notes due 2008 and, in connection therewith, entered into a First Supplemental Indenture. The Registrant also issued a Press Release on June 30, 2000 reporting the debt restructuring. A copy of the Restructuring Agreement, First Supplemental Indenture and press release are attached hereto as Exhibits 4.1, 10.1 and 99.1, respectively, and information contained therein is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Exhibits

         4.1 First Supplemental Indenture, dated June 30, 2000, by and among the Registrant, Fine Air Services, Inc., Argo Air Associates, Inc., Arrow Air, Inc. and Fine/AAA Interair, Inc. and the Bank of New York, as Trustee.

         10.1 Restructuring Agreement, dated June 30, 2000, by and among the Registrant and the holders of the Registrant's 9-7/8% Senior Notes due 2008 named therein.

         99.1     Press Release of Fine Air Service Corp. dated June 30, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  FINE AIR SERVICES CORP.


Dated: July 14, 2000              By:/s/ Orlando Machado
                                     ------------------------------------
                                       Orlando Machado
                                       Senior Vice President and Chief Financial
                                       Officer

                                 EXHIBIT INDEX

Exhibit No.             Exhibit Description


4.1 First Supplemental Indenture, dated June 30, 2000, by and among the Registrant, Fine Air Services, Inc., Argo Air Associates, Inc., Arrow Air, Inc. and Fine/AAA Interair, Inc. and the Bank of New York, as Trustee.

10.1 Restructuring Agreement, dated June 30, 2000, by and among the Registrant and the holders of the Registrant's 9-7/8% Senior Notes due 2008 named therein.

99.1     Press Release of Fine Air Service Corp. dated June 30, 2000.